Dreyfus
Disciplined Midcap
Stock Fund

Annual Report


October 31, 1995

Dreyfus Disciplined Midcap Stock Fund
----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

    We are pleased to send you this annual report for Dreyfus Disciplined Midcap Stock Fund. It covers the twelve months ended October 31, 1995.

    As you will see in this letter, the Fund outperformed its benchmark index during the period. In the sections that follow, we report the detailed results and describe the portfolio makeup. In addition, to place the Fund's performance in its broader setting, we discuss economic and market developments during the period.

Economic Environment

    The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred. This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.

    Now that the economy has settled down a bit, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable. However, the latest economic statistics do not contain convincing evidence of that happening. The housing industry is doing well, industrial orders continue to expand and gross domestic product keeps on growing, albeit at a reduced rate.

    In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. Unemployment is not getting out of hand, and hovers near the so-called full employment level.

    Retail spending has settled down, in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen.

Market Environment

    As your Fund reached the end of its fiscal year, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.

    Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.

    How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.

    Interest rates also have buoyed stock prices and sustained the bond market. As the cost of borrowing has steadily decreased, many corporations have benefited. This advantage has been particularly notable with public utilities.

    Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations -- and now individual households as well -- to reequip in order to keep up with technical progress. The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market clearly takes a very optimistic view of the long-range outlook for these companies.

    In addition, equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.

    Of course, there are some concerns. Perhaps the biggest has been the struggle between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit. Hopefully, this impasse will be settled soon. In the meantime, the uncertainties in Washington have been a source of worry to investors.

    The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.

Portfolio Overview

    For the fiscal year that ended October 31, 1995, Dreyfus Disciplined Midcap Stock Fund achieved a total return of 23.39% for its Investor shares, and 23.57% for its Class R shares.* This compares with a total return of 21.21% for the Fund's benchmark, the Standard & Poor's 400 MidCap Index.**
    In late 1994 and early 1995, the Fund was adversely affected by a number of factors, not the least of which was the tight money policy that the Federal Reserve was pursuing at that time. By last spring, however, the market for the types of equities held by the Fund began to improve. In particular, our technology holdings started to show considerable strength.

    Since then, the Fund has benefited from a rising equity market, plus stock selection for the portfolio. Of course, the Federal Reserve Board's easing of interest rates in July was a helpful factor for equities in general. The portfolio also benefited from the fact that many issues in the portfolio were purchased at attractive price-to-earnings ratios.

    A wide range of holdings contributed to the Fund's positive performance, including some Health Care stocks, Financial issues and Technology.

    As the fiscal year ended, the principal sectors in which we held investments were Capital Spending; Interest Sensitive/Regulated issues; Utilities; Consumer Cyclical/Discretionary stocks; and Health Care.

    Your investment in this Fund is appreciated. We will continue our best efforts to help you achieve your investment goals.

                              Sincerely,



                              John R. O'Toole
                              Portfolio Manager

November 16, 1995
New York, N.Y.


* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income individends and, where applicable, capital gain distributions. The Standard & Poor's 400 MidCap Index is a broad-based index of 400 companies and is a widely accepted, unmanaged index of medium-cap stock market performance.

Dreyfus Disciplined Midcap Stock Fund                       October 31, 1995
----------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED
     MIDCAP STOCK FUND CLASS R SHARES AND THE STANDARD & POOR'S
                         MIDCAP 400 INDEX

                Disciplined Midcap
                    Stock Fund         Standard & Poor's
                 (Class R Shares)      Midcap 400 Index *
11/12/93             10,000                 10,000
1/31/94              10,282                 10,471
4/30/94               9,992                  9,917
7/31/94               9,628                  9,806
10/31/94              9,823                 10,237
1/31/95               9,434                  9,968
4/30/95              10,264                 10,887
7/31/95              11,746                 12,207
10/31/95             12,139                 12,410

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
----------------------------------------------------------------------------

     Investor Class Shares                       Class R Shares
----------------------------------      -----------------------------------
     Period ended 10/31/95                     Period ended 10/31/95
----------------------------------      -----------------------------------
1 Year                       23.39%     1 Year                       23.57%
From Inception (4/6/94)      12.79      From Inception (11/12/93     10.34


Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus Disciplined Midcap Stock Fund on 11/12/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's MidCap 400 Index on that date. For comparative purposes, the value of the Index on 10/31/93 is used as the beginning value on 11/12/93. All dividends and capital gain distributions are reinvested. Performance for Investor Class shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Dreyfus Disciplined Midcap Stock Fund seeks investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's MidCap 400 Index. While the midcap market is the Fund's main focus, the Fund can also invest in other areas, such as stocks of smaller and larger corporations. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's MidCap 400 Index is a broad-based Index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall midcap stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Statement of Investments                                     October 31, 1995


        Shares      Common Stocks--94.8%                  Value
      ----------                                      ------------
                    Basic Industries--8.5%
           900      Alumax, Inc.+ ...................  $00,026,550
         3,400      Arco Chemical Company ...........      166,600
           900      Cleveland-Cliffs, Inc. ..........       33,638
         1,400      Cyprus Minerals .................       36,575
         2,000      Eastman Chemical ................      119,000
         1,500      Fleetwood Enterpirses, Inc. .....       30,750
         2,700      First Mississippi Corporation....       55,350
         1,912      Firstmiss Gold Inc. + ...........       34,416
         2,500      Greenfield Industries, Inc. .....       75,000
         1,600      Rayonier, Inc. ..................       60,000
         4,900      Smith International, Inc.+.......       78,400
         1,500      Temple Inland, Inc. .............       68,250
         2,200      Varian Associates ...............      113,025
         2,100      Vigoro Corporation ..............       91,087
         2,000      Viking Office Products, Inc.+....       89,000
         3,500      Wellman, Inc. ...................       82,250
                                                       -----------
                                                         1,159,891
                                                       -----------
                    Business Machines--.8%
         2,400      3 Com Corp. + ...................      112,800
                                                       -----------

                    Capital Spending--2.1%
         2,700      Case Corporation ................      102,937
         1,500      DSC Communications +.............       55,500
         1,600      Danaher Corp. ...................       49,600
         4,100      INDRESCO Inc. +..................       70,213
                                                       -----------
                                                           278,250
                                                       -----------
                    Communications--3.8%
         9,200      Frontier Corp. ..................      248,400
         2,200      Scripps (E.W.) Company, Cl. A....       83,050
         2,500      Tellabs, Inc.+...................       85,000
         2,700      United States Cellular
                      Corporation+...................       93,150
                                                       -----------
                                                           509,600
                                                       -----------
                    Construction--.2%
         1,800      Centex Construction
                      Product Inc. +.................       22,725
                                                       -----------

                    Consumer Basics--1.4%
         1,700      Alberto-Culver Company, Cl. B....       53,338
         1,600      Nine West Group Inc. +...........       71,200
         2,900      Whitman Corporation .............       61,625
                                                       -----------
                                                           186,163
                                                       -----------
                    Consumer Durables--3.4%
         3,900      Brunswick Corporation ...........       76,050
         2,400      Cummins Engine
                      Company, Inc...................       84,300
         2,100      First Brands Corp. ..............       96,075

                    Consumer Durables (continued)
         2,400      Harley Davidson, Inc. ...........  $    64,200
         5,800      Leggett & Platt, Inc. ...........      139,200
                                                       -----------
                                                           459,825
                                                       -----------

                    Consumer Non-Durables--.5%
         1,400      V. F. Corporation ...............       67,025
                                                       -----------
                    Consumer Services--12.2%
         2,300      Applebees International Inc. ....       64,688
         2,200      BMC Software Inc + ..............       78,375
         3,700      Carson Pirie Scott & Company+ ...       62,437
         4,900      Circuit City Stores, Inc. .......      163,538
         3,000      Dole Food, Inc. .................      112,875
         4,500      Gartner Group Inc. + ............      196,312
         4,300      Hannaford Brothers ..............      112,338
         2,700      Heritage Media Corporation +.....       74,925
         3,600      Hormel Foods ....................       82,800
         1,400      IBP .............................       83,825
         2,700      IHOP Corp. +.....................       58,050
         2,200      Lin Television +.................       62,975
         3,100      Manpower, Inc. ..................       84,087
         4,100      Morrison Restaurants, Inc. ......       64,063
         2,600      Pittston Services Group .........       71,500
         3,800      Players International, Inc.+.....       40,850
           800      Ralston Purina Company ..........       47,500
         2,700      Scientific Games Holdings
                      Corporation+...................       88,425
         2,100      Smuckers (J.M.), Cl. A...........       41,212
         1,200      Tandy Corporation ...............       59,250
                                                       -----------
                                                         1,650,025
                                                       -----------
                    Energy--5.3%
         1,300      Ashland Coal, Inc. ..............       30,875
         5,100      Brooklyn Union Gas Company ......      128,137
         2,200      Chesapeake Energy
                      Corporation +..................       64,350
         2,300      Diamond Shamrock Inc. ...........       59,225
         5,900      Peco Energy Company..............      172,575
         5,100      Union Texas Petroleum
                      Holdings, Inc. ................       91,800
         4,300      Williams Companies Inc. .........      166,088
                                                       -----------
                                                           713,050
                                                       -----------
                    Financial Services--16.1%
         1,200      Advanta Corporation .............       46,500
         2,400      Allied Group, Inc. ..............       78,000
         1,800      American Bankers Insurance
                      Group Inc......................       64,575

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995


        Shares      Common Stocks (continued)             Value
      ----------                                      ------------
                    Financial Services (continued)
         1,300      American General Corporation ....  $    42,737
         1,989      American National Insurance
                      Company .......................      113,373
         4,100      Bank of New York
                      Company, Inc...................      172,200
         1,800      BayBanks, Inc. ..................      145,800
         2,300      Bear Stearns Company, Inc. ......       45,713
         2,500      Bergen Brunswig Corporation .....       51,875
         2,900      Commercial Federal ..............       95,337
         2,000      Crestar Financial Corporation ...      114,000
         4,400      Cullen Frost Bankers ............      224,400
         2,400      Dean Witter, Discover
                      & Company .....................      119,400
         3,300      Equifax, Inc. ...................      128,700
         3,300      First Bank System, Inc. .........      164,175
         1,400      First Chicago Corporation .......       95,025
           800      First Interstate Bancorp ........      103,200
         2,400      Old Republic Intl Corp...........       68,700
         1,600      Price T Rowe ....................       79,600
         2,300      RCSB Financial ..................       51,175
         2,600      Standard Financial +.............       35,750
         3,600      Vesta Insurance Group ...........      145,350
                                                       -----------
                                                         2,185,585
                                                       -----------
                    Forest Products--.3%
         1,000      Bowater Inc. ....................       44,250
                                                       -----------
                    General Business--3.6%
         3,300      Central Newspapers, Inc.,
                      Cl. A..........................       97,350
         3,800      Chesapeake Corporation ..........      116,375
         2,200        HFS Inc. +.....................      134,750
         1,900      King World Productions, Inc.+....       66,263
         1,500      Royal Caribbean Cruises .........       34,500
         1,900      Sport Authority (The) +..........       41,325
                                                       -----------
                                                           490,563
                                                       -----------
                    Health Care/Pharmaceuticals--7.8%
         1,500      Becton, Dickinson & Company .....       97,500
         2,500      Cardinal Health, Inc. ...........      128,437
         2,400      Columbia/HCA Healthcare
                      Corporation....................      117,900
         1,400      Elan Corp. PLC ADS + ............       56,175
         3,700      HealthCare COMPARE
                      Corporation+ ..................      136,900
         3,700      MediSense + .....................       79,088
         2,000      Medtronic, Inc. .................      115,500
         2,300      Mylan Labs, Inc. ................       43,700
         2,700      OrNda Healthcorp + ..............       47,587

                    Health Care/Pharmaceuticals
                      (continued)
         2,600      Rite Aid Corp. ..................  $    70,200
         1,028      Vencor Inc. + ...................       28,527
         2,900      Watson Pharmeceutical + .........      129,775
                                                       -----------
                                                         1,051,289
                                                       -----------
                    Technology--17.8%
         2,800      Applied Material, Inc.+..........      140,350
         2,300      Autodesk, Inc. ..................       78,200
         2,000      Cabletron Systems Inc.+ .........      157,250
         6,600      Cadence Design Systems, Inc.+....      212,850
         3,200      Cypress Semiconductor
                      Corporation+ ..................      112,800
         3,600      Dell Computer+...................      167,850
         3,600      Informix Corporation+ ...........      104,850
         2,000      Komag, Inc.+ ....................      114,000
         4,600      Loral Corporation ...............      136,275
         1,700      Micron Technology, Inc. .........      120,063
         3,700      Millipore Corporation ...........      130,887
         3,200      NetManage Inc.+ .................       65,200
         1,500      Novellus Systems, Inc.+ .........      103,313
         3,100      Seagate Technology+ .............      138,725
         1,600      Smith (A.O) Corp.................       33,200
         2,400      StrataCom, Inc.+ ................      147,600
         2,300      Sun Microsystems, Inc.+..........      179,400
         3,300      Teradyne, Inc. +.................      110,137
         4,800      Worldcom Inc. + .................      156,600
                                                       -----------
                                                         2,409,550
                                                       -----------
                    Transportation--1.6%
         1,000      Conrail, Inc. ...................       68,750
         2,600      Illinois Central Corporation ....       99,450
         1,800      Landstar System, Inc.+ ..........       47,250
                                                       -----------
                                                           215,450
                                                       -----------
                    Utilities--9.5%
         8,200      Baltimore Gas & Electric
                      Company .......................      219,350
         5,900      Boston Edison Company ...........      161,513
         5,500      Commonwealth Energy
                      Systems .......................      233,062
         7,100      DQE, Inc. .......................      195,250
         6,200      General Public Utilities
                      Corporation....................      193,750
         3,300      MCN Corporation .................       71,775
         7,900      Portland General Corporation ....      214,288
                                                       -----------
                                                         1,288,988
                                                       -----------

                    TOTAL COMMON STOCKS
                      (cost $10,535,774).............   12,845,029
                                                       -----------

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

       Principal    REPURCHASE
        Amount      AGREEMENT--4.6%                       Value
      ----------                                      ------------

        $619,806     Goldman Sachs & Company
                     Tri-Party Repo Agreement with
                     Goldman Sachs, 5.88% dated
                     10/31/95, to be repurchased
                     at $619,907 on 11/1/95,
                     collateralized by $620,142
                     U.S. Treasury Notes, 5.875%
                     due 7/31/97 (cost $619,806).....  $   619,806
                                                       -----------


TOTAL INVESTMENTS
  (cost $11,155,580)..........................  99.4%  $13,464,835

CASH AND RECVEIVABLES
  (NET).......................................    .6%  $    81,040
                                               ------  -----------

NET ASSETS ................................... 100.0%  $13,545,875
                                               ------  -----------
                                               ------  -----------

Note to Statement of Investments;
----------------------------------------------------------------------------
+ Non-income producing security.

                   See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
----------------------------------------------------------------------------
Statement of Assets and Liabilities                         October 31, 1995

ASSETS:
    Investments in securities, at value (cost $11,155,580)--see Statement of
      Investments (including repurchase agreement of $619,806)..............                                $13,464,835
    Cash....................................................................                                        667
    Receivable for investment securities sold...............................                                     94,764
    Dividends and interest receivable.......................................                                     17,792
                                                                                                            -----------
                                                                                                             13,578,058
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................                  $  4,477
    Due to Distributor-Note 2(b)............................................                       266
    Payable for investment securities purchased.............................                    23,610
    Directors' fees payable-Note 2(c).......................................                     3,830           32,183
                                                                                              --------      -----------
NET ASSETS..................................................................                                $13,545,875
                                                                                                            -----------
                                                                                                            -----------
REPRESENTED BY:
    Paid-in capital.........................................................                                $10,613,155
    Accumulated undistributed investment income--net........................                                     29,477
    Accumulated undistributed net realized gain on investments..............                                    593,988
    Accumulated net unrealized appreciation on investments--Note 3..........                                  2,309,255
                                                                                                            -----------
NET ASSETS at value.........................................................                                $13,545,875
                                                                                                            -----------
                                                                                                            -----------
NET ASSET VALUE, offering and redemption price per share:
    Investor Shares
      (22 million shares of $.001 par value Capital Stock authorized)
      ($1,416,688 / 118,891 shares of Capital Stock outstanding)............                                     $11.92
                                                                                                                 ------
                                                                                                                 ------
    Class R Shares
      (60 million shares of $.001 par value Capital Stock authorized)
      ($12,129,187 / 1,017,827 shares of Capital Stock outstanding).........                                     $11.92
                                                                                                                 ------
                                                                                                                 ------

                       See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Statement of Operations                           Year ended October 31, 1995


INVESTMENT INCOME:
    Income:
      Cash dividends........................................................               $   314,515
      Interest..............................................................                    44,045
                                                                                           -----------
          Total Income......................................................                               $   358,560
    Expenses:
      Management fee--Note 2(a).............................................                   175,864
      Directors' fees and expenses-Note 2(c)................................                     2,907
      Distribution fee (Investor shares)-Note 2(b)..........................                     1,422
                                                                                           -----------
          Total Expenses....................................................                                    180,193
                                                                                                             ----------
          INVESTMENT INCOME--NET............................................                                    178,367
                                                                                                             ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                $1,347,713
    Net realized gain on financial futures..................................                    10,196
                                                                                           -----------
      Net Realized Gain.....................................................                                  1,357,909
    Net unrealized appreciation on investments..............................                                  1,977,353
                                                                                                             ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                  3,335,262
                                                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                 $3,513,629
                                                                                                             ----------
                                                                                                             ----------

                    See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                       ------------      ------------
                                                                                           1995              1994(1)
                                                                                       ------------      ------------
OPERATIONS:
    Investment income--net...............................................              $    178,367      $    159,637
    Net realized gain (loss) on investments..............................                 1,357,909          (763,921)
    Net unrealized appreciation on investments for the year..............                 1,977,353           331,902
                                                                                       ------------      ------------
      Net Increase (Decrease) In Net Assets Resulting From Operations....                 3,513,629          (272,382)
                                                                                       ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares....................................................                    (4,227)              (94)
      Class R Shares.....................................................                  (194,302)         (109,904)
                                                                                       ------------      ------------
        Total Dividends..................................................                  (198,529)         (109,998)
                                                                                       ------------      ------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor Shares....................................................                 1,469,329            59,087
      Class R Shares.....................................................                 7,089,344        21,172,051
    Dividends reinvested:
      Investor Shares....................................................                     3,676                66
      Class R Shares.....................................................                   187,481           109,104
    Cost of shares redeemed:
      Investor Shares....................................................                  (252,161)           (5,216)
      Class R Shares.....................................................               (16,489,889)       (2,729,717)
                                                                                       ------------      ------------
        Increase (Decrease) In Net Assets From Capital Stock Transactions                (7,992,220)       18,605,375
                                                                                       ------------      ------------
          Total Increase (Decrease) In Net Assets........................                (4,677,120)       18,222,995
NET ASSETS:
    Beginning of year....................................................                18,222,995             --
                                                                                       ------------      ------------
    End of year (including undistributed investment income--net:
      $29,477 in 1995 and $49,639 in 1994)...............................              $ 13,545,875      $ 18,222,995
                                                                                       ------------      ------------
                                                                                       ------------      ------------

                                                                                  Shares
                                                       --------------------------------------------------------------
                                                           Investor Shares                     Class R Shares
                                                       ---------------------------       ----------------------------
                                                         Year Ended October 31,              Year Ended October 31,
                                                       ---------------------------       ----------------------------
                                                         1995            1994(1)(2)         1995           1994(1)(2)
                                                       --------          ---------       ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................                137,173             6,048           692,632         2,122,927
    Shares issued for dividends reinvested                  343                 7            18,799            11,107
    Shares redeemed.....................                (24,144)             (536)       (1,554,326)         (273,312)
                                                       --------           -------        ----------         ---------
      Net Increase (Decrease) In Shares
        Outstanding.....................                113,372             5,519          (842,895)        1,860,722
                                                       --------           -------        ----------         ---------
                                                       --------           -------        ----------         ---------

----------------
(1) The Fund commenced operations on November 12, 1993.
(2) The Fund commenced selling Investor shares on April 6, 1994. Any shares outstanding prior to April 4, 1994 were designated Trust shares. Effective October 17, 1994, the Fund's Trust shares were redesignated Class R shares.

                     See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated.
This information has been derived from the Fund's financial statements.

                                                                   Investor Shares                   Class R Shares
                                                               ------------------------         -----------------------
                                                                Year Ended October 31,           Year Ended October 31,
                                                               ------------------------         -----------------------
PER SHARE DATA:                                                  1995      1994(1)(2)(3)         1995         1994(2)(3)
                                                               ------      ------------         ------        ---------
    Net asset value, beginning of year........                 $ 9.75         $10.00            $ 9.76          $10.00
                                                               ------         ------            ------          ------

    Investment Operations:
    Investment income--net....................                    .09            .05               .12             .09(4)
    Net realized and unrealized gain (loss) on
      investments.............................                   2.17           (.26)             2.16            (.27)
                                                               ------         ------            ------          ------
          Total from Investment Operations....                   2.26           (.21)             2.28            (.18)
                                                               ------         ------            ------          ------

    Distributions;
    Dividends from investment income--net.....                   (.09)          (.04)             (.12)           (.06)
                                                               ------         ------            ------          ------
    Net asset value, end of year..............                 $11.92         $ 9.75            $11.92          $ 9.76
                                                               ------         ------            ------          ------
                                                               ------         ------            ------          ------

TOTAL INVESTMENT RETURN.......................                  23.39%         (2.06)%           23.57%          (1.77)%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                      1.35%          1.40%(5)          1.10%           1.16%(5)(6)
    Ratio of net investment income to average
      net assets..............................                    .86%           .73%(5)          1.11%            .98%(5)
    Portfolio Turnover Rate...................                  71.00%         83.00%            71.00%          83.00%
    Net Asset, end of year (000's Omitted)....                 $1,417            $54           $12,129         $18,169

-----------------
(1) The Fund commenced selling Investor shares on April 6, 1994.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager
(3) The Fund commenced operations on November 12, 1993. Any shares outstanding prior to April 4, 1994 were designated as Trust Shares. Effective October 17, 1994, the fund's Trust Shares were redesignated as Class R Shares.
(4) Net investment income before reimbursement of expenses by investment adviser for the period ended October 31, 1994 was $.06.
(5) Annualized.
(6) Annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the period ended October 31, 1994 was 1.53%.

                  See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Disciplined Midcap Stock Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund is currently authorized to issue two classes of shares: Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, and sub-custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Financial Futures: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1995, there were no financial futures contracts outstanding.

    (e) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    On November 2, 1995, the Board of Directors declared dividends from net investment income for the Investor shares and ClassR shares in the amount of $0.0189 per share and $0.0263 per share, respectively, payable on November 3, 1995 to shareholders of record onNovember 2, 1995.

    (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $1,422.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $10,996,070 and $18,527,076, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $2,309,255, consisting of $2,628,442 gross unrealized appreciation and $319,187 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Disciplined Midcap Stock Fund
-----------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Disciplined Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as we as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the Dreyfus Disciplined Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                   KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus Disciplined Midcap Stock Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained in the Prospectus, which must precede or accompany this report.



Printed in U.S.A.                       330/730AR9510